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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 6, 1999

                          DIAMOND HOME SERVICES, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                          0-20829                        36-3886872
(State or other jurisdiction        (Commission File Number)            (I.R.S. Employer
     of incorporation)                                               Identification Number)


                               222 Church Street
                              Woodstock, IL 60098
                    (Address of principal executive offices)

       Registrant's telephone number, including area code (815) 334-1414

                                     None
             (Former name or address, if changed since last report)


ITEM 5.  OTHER EVENTS.

         Please refer to the matters reflected below in Item 7(c)(99).

         On October 6, 1999, the Company announced the hiring of Ernest L. Wilding as Diamond Exteriors, Inc.'s Chief Executive Officer and Joseph M. Sieger as Diamond Exteriors, Inc.'s President and Chief Operating Officer.

         On October 13, 1999, the Company announced the resignation of Richard
         G. Reece as Vice President, Treasurer and Chief Financial Officer of Diamond Home Services, Inc.

         On October 14, 1999, the Company announced the resignation of Mr. Wilding.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c) Exhibits (numbered pursuant to Item 601 of Registration S-K)

         (99) Press releases dated October 6, 1999, October 13, 1999, and October 14, 1999.

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                              Diamond Home Services, Inc.
                              (Registrant)

                              s/  C. Stephen Clegg
                              C. Stephen Clegg
                              Chairman and Chief Executive Officer
                              (For the Registrant)

Date:  October 26, 1999